EXHIBIT 99.1

Run to Call / 100 PPC / 0 Default            Hit Coupon Cap                  100

FWD + 200bp

                                                                                                                     Couponcap Accum
Period             Date             Principal              Interest           Cash Flow           Balance                  Shortfall

Total
            0      10/28/2005                   0                     0                   0       258,802,000.00                  0
            1      11/25/2005        9,882,806.85          1,222,251.68       11,105,058.53       248,919,193.15               0.00
            2      12/25/2005       10,504,640.39          1,295,568.39       11,800,208.79       238,414,552.76               0.00
            3       1/25/2006       11,093,549.74          1,265,943.99       12,359,493.73       227,321,003.01               0.00
            4       2/25/2006       11,652,798.81          1,217,045.65       12,869,844.46       215,668,204.20               0.00
            5       3/25/2006       12,180,223.77          1,052,469.94       13,232,693.71       203,487,980.43               0.00
            6       4/25/2006       12,673,792.69          1,106,498.11       13,780,290.81       190,814,187.73               0.00
            7       5/25/2006       12,529,766.11          1,006,333.35       13,536,099.46       178,284,421.63               0.00
            8       6/25/2006       12,320,469.23            973,449.04       13,293,918.27       165,963,952.40               0.00
            9       7/25/2006       12,021,021.28            878,969.99       12,899,991.26       153,942,931.12               0.00
           10       8/25/2006       11,728,678.90            843,991.56       12,572,670.47       142,214,252.22               0.00
           11       9/25/2006       11,442,824.82            781,136.63       12,223,961.45       130,771,427.40               0.00
           12      10/25/2006       11,163,888.97            696,304.45       11,860,193.42       119,607,538.43               0.00
           13      11/25/2006       10,891,704.77            658,509.20       11,550,213.97       108,715,833.66               0.00
           14      12/25/2006       10,626,109.66            584,035.05       11,210,144.71        98,089,724.00               0.00
           15       1/25/2007       10,366,944.96            540,895.89       10,907,840.86        87,722,779.04               0.00
           16       2/25/2007       10,114,055.81            484,058.83       10,598,114.63        77,608,723.23               0.00
           17       3/25/2007        9,867,291.04            387,191.21       10,254,482.25        67,741,432.19               0.00
           18       4/25/2007        9,626,503.13            374,463.97       10,000,967.10        58,114,929.06               0.00
           19       5/25/2007        9,391,548.10            311,054.35        9,702,602.45        48,723,380.96               0.00
           20       6/25/2007        9,162,285.41            269,576.84        9,431,862.25        39,561,095.55               0.00
           21       7/25/2007        8,938,577.90            211,977.58        9,150,555.48        30,622,517.65               0.00
           22       8/25/2007        8,720,291.70            169,624.79        8,889,916.49        21,902,225.96               0.00
           23       9/25/2007        8,507,296.15            121,389.47        8,628,685.62        13,394,929.81               0.00
           24      10/25/2007        8,299,463.74             71,883.78        8,371,347.52         5,095,466.07               0.00
           25      11/25/2007        5,095,466.07             28,270.97        5,123,737.03                    0               0.00

FWD + 200bp

Period                    Coupon        Effective Coupon         Couponcap Rate

Total
            0                  0                       0                      0
            1            6.07208                 6.07208                6.74455
            2            6.24573                 6.24573                6.29506
            3            6.16627                 6.16627                6.09213
            4            6.21739                 6.21739                6.09227
            5            6.27434                 6.27434                6.74518
            6            6.31470                 6.31470                6.09257
            7            6.32867                 6.32867                6.29581
            8            6.34075                 6.34075                6.09282
            9            6.35538                 6.35538                6.29598
           10            6.36677                 6.36677                6.09295
           11            6.37859                 6.37859                6.09302
           12            6.38951                 6.38951                6.29619
           13            6.39358                 6.39358                6.09315
           14            6.44655                 6.44655                6.29633
           15            6.40370                 6.40370                6.09329
           16            6.40806                 6.40806                6.09336
           17            6.41445                 6.41445                6.74629
           18            6.41943                 6.41943                6.09350
           19            6.42288                 6.42288                6.29669
           20            6.42519                 6.42519                6.09364
           21            6.42988                 6.42988                6.29683
           22            6.43264                 6.43264                6.09378
           23            6.43626                 6.43626                6.09385
           24            6.43979                 6.43979                6.29706
           25            6.44314                 6.44314                6.09400

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

Run to Call / 100 PPC / 0 Default             Bond Breaks                99.9359

FWD + 200bp

                                                                                                                     Couponcap Accum
Period             Date             Principal              Interest           Cash Flow           Balance                  Shortfall

Total                               23,954,257.20        282,756,257.20

            0      10/28/2005                   0                     0                   0       258,802,000.00                  0
            1      11/25/2005        9,882,806.85          1,663,422.66       11,546,229.52       248,919,193.15         122,442.26
            2      12/25/2005       10,504,640.39          1,606,274.59       12,110,914.98       238,414,552.76         393,470.50
            3       1/25/2006       11,093,549.74          1,551,236.61       12,644,786.35       227,321,003.01         686,059.83
            4       2/25/2006       11,652,798.81          1,493,107.49       13,145,906.31       215,668,204.20         963,421.42
            5       3/25/2006       12,180,223.77          1,432,042.61       13,612,266.38       203,487,980.43       1,060,325.83
            6       4/25/2006       12,673,792.69          1,368,208.68       14,042,001.37       190,814,187.73       1,297,569.65
            7       5/25/2006       12,529,766.11          1,301,783.08       13,831,549.19       178,284,421.63       1,457,223.93
            8       6/25/2006       12,320,469.23          1,236,089.24       13,556,558.47       165,963,952.40       1,635,917.38
            9       7/25/2006       12,021,021.28          1,171,476.32       13,192,497.60       153,942,931.12       1,743,141.47
           10       8/25/2006       11,728,678.90          1,108,433.39       12,837,112.30       142,214,252.22       1,863,632.83
           11       9/25/2006       11,442,824.82          1,046,923.26       12,489,748.08       130,771,427.40       1,955,470.31
           12      10/25/2006       11,163,888.97            986,911.78       12,150,800.74       119,607,538.43       1,984,971.16
           13      11/25/2006       10,891,704.77            928,362.68       11,820,067.45       108,715,833.66       2,019,219.16
           14      12/25/2006       10,626,109.66            871,240.58       11,497,350.24        98,089,724.00       2,001,242.92
           15       1/25/2007       10,366,944.96            815,510.93       11,182,455.89        87,722,779.04       1,978,993.77
           16       2/25/2007       10,114,055.81            761,140.04       10,875,195.85        77,608,723.23       1,929,113.69
           17       3/25/2007        9,867,291.04            708,095.02       10,575,386.06        67,741,432.19       1,791,050.00
           18       4/25/2007        9,626,503.13            656,343.76       10,282,846.89        58,114,929.06       1,686,721.39
           19       5/25/2007        9,391,548.10            605,854.93        9,997,403.03        48,723,380.96       1,540,486.00
           20       6/25/2007        9,162,285.41            556,597.96        9,718,883.37        39,561,095.55       1,383,179.85
           21       7/25/2007        8,938,577.90            508,543.02        9,447,120.91        30,622,517.65       1,189,562.46
           22       8/25/2007        8,720,291.70            461,660.98        9,181,952.67        21,902,225.96         980,817.99
           23       9/25/2007        8,507,296.15            415,923.43        8,923,219.58        13,394,929.81         746,893.62
           24      10/25/2007        8,299,463.74            371,302.63        8,670,766.38         5,095,466.07         484,480.55
           25      11/25/2007        5,095,466.07            327,771.54        5,423,237.60                    0         201,121.87

FWD + 200bp

Period              Coupon         Effective Coupon         Couponcap Rate

Total

            0            0                        0                     0
            1      8.87208                  8.26379               6.74455
            2      9.04573                  7.74360               6.29506
            3      8.96627                  7.55590               6.09213
            4      9.01739                  7.62768               6.09227
            5      9.07434                  8.53718               6.74518
            6      9.11470                  7.80826               6.09257
            7      9.12867                  8.18671               6.29581
            8      9.14075                  8.05151               6.09282
            9      9.15538                  8.47034               6.29598
           10      9.16677                  8.36162               6.09295
           11      9.17859                  8.54895               6.09302
           12      9.18951                  9.05621               6.29619
           13      9.19358                  9.01363               6.09315
           14      9.24655                  9.61671               6.29633
           15      9.20370                  9.65488               6.09329
           16      9.20806                 10.07611               6.09336
           17      9.21445                 11.73074               6.74629
           18      9.21943                 11.25169               6.09350
           19      9.22288                 12.51014               6.29669
           20      9.22519                 13.26615               6.09364
           21      9.22988                 15.42555               6.29683
           22      9.23264                 17.50746               6.09378
           23      9.23626                 22.05291               6.09385
           24      9.23979                 33.26357               6.29706
           25      9.24314                 74.70129               6.09400


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

      FWD                         Hit Coupon Cap  Break the Bond
-----------------------------------------------------------------
    Payment Date            FWD         FWD + 200      FWD + 480
=================================================================
      11/25/2005          3.95208         5.95208        8.75208
      12/25/2005          4.12573         6.12573        8.92573
       1/25/2006          4.04627         6.04627        8.84627
       2/25/2006          4.09739         6.09739        8.89739
       3/25/2006          4.15434         6.15434        8.95434
       4/25/2006          4.19470         6.19470        8.99470
       5/25/2006          4.20867         6.20867        9.00867
       6/25/2006          4.22075         6.22075        9.02075
       7/25/2006          4.23538         6.23538        9.03538
       8/25/2006          4.24677         6.24677        9.04677
       9/25/2006          4.25859         6.25859        9.05859
      10/25/2006          4.26951         6.26951        9.06951
      11/25/2006          4.27358         6.27358        9.07358
      12/25/2006          4.32655         6.32655        9.12655
       1/25/2007          4.28370         6.28370        9.08370
       2/25/2007          4.28806         6.28806        9.08806
       3/25/2007          4.29445         6.29445        9.09445
       4/25/2007          4.29943         6.29943        9.09943
       5/25/2007          4.30288         6.30288        9.10288
       6/25/2007          4.30519         6.30519        9.10519
       7/25/2007          4.30988         6.30988        9.10988
       8/25/2007          4.31264         6.31264        9.11264
       9/25/2007          4.31626         6.31626        9.11626
      10/25/2007          4.31979         6.31979        9.11979
      11/25/2007          4.32314         6.32314        9.12314
      12/25/2007          4.32658         6.32658        9.12658
       1/25/2008          4.33157         6.33157        9.13157
       2/25/2008          4.33602         6.33602        9.13602
       3/25/2008          4.34204         6.34204        9.14204
       4/25/2008          4.34861         6.34861        9.14861
       5/25/2008          4.35447         6.35447        9.15447
       6/25/2008          4.36166         6.36166        9.16166
       7/25/2008          4.37001         6.37001        9.17001
       8/25/2008          4.37777         6.37777        9.17777
       9/25/2008          4.38510         6.38510        9.18510
      10/25/2008          4.39039         6.39039        9.19039
      11/25/2008          4.39835         6.39835        9.19835
      12/25/2008          4.40355         6.40355        9.20355
       1/25/2009          4.41074         6.41074        9.21074
       2/25/2009          4.41712         6.41712        9.21712
       3/25/2009          4.42604         6.42604        9.22604
       4/25/2009          4.43295         6.43295        9.23295
       5/25/2009          4.44112         6.44112        9.24112
       6/25/2009          4.45026         6.45026        9.25026
       7/25/2009          4.45819         6.45819        9.25819
       8/25/2009          4.46763         6.46763        9.26763
       9/25/2009          4.47579         6.47579        9.27579
      10/25/2009          4.48299         6.48299        9.28299
      11/25/2009          4.49224         6.49224        9.29224
      12/25/2009          4.49828         6.49828        9.29828
       1/25/2010          4.50726         6.50726        9.30726
       2/25/2010          4.51463         6.51463        9.31463
       3/25/2010          4.52437         6.52437        9.32437
       4/25/2010          4.53252         6.53252        9.33252
       5/25/2010          4.54219         6.54219        9.34219
       6/25/2010          4.55186         6.55186        9.35186
       7/25/2010          4.56133         6.56133        9.36133
       8/25/2010          4.57257         6.57257        9.37257
       9/25/2010          4.58156         6.58156        9.38156
      10/25/2010          4.59287         6.59287        9.39287
      11/25/2010          4.60377         6.60377        9.40377
      12/25/2010          4.61144         6.61144        9.41144
       1/25/2011          4.62140         6.62140        9.42140
       2/25/2011          4.62913         6.62913        9.42913
       3/25/2011          4.63873         6.63873        9.43873
       4/25/2011          4.64603         6.64603        9.44603
       5/25/2011          4.65520         6.65520        9.45520
       6/25/2011          4.66119         6.66119        9.46119
       7/25/2011          4.66899         6.66899        9.46899
       8/25/2011          4.67636         6.67636        9.47636
       9/25/2011          4.68360         6.68360        9.48360
      10/25/2011          4.69277         6.69277        9.49277
      11/25/2011          4.70225         6.70225        9.50225
      12/25/2011          4.70891         6.70891        9.50891
       1/25/2012          4.71838         6.71838        9.51838
       2/25/2012          4.72453         6.72453        9.52453
       3/25/2012          4.73223         6.73223        9.53223
       4/25/2012          4.73931         6.73931        9.53931
       5/25/2012          4.74658         6.74658        9.54658
       6/25/2012          4.75297         6.75297        9.55297
       7/25/2012          4.76099         6.76099        9.56099
       8/25/2012          4.76543         6.76543        9.56543
       9/25/2012          4.77270         6.77270        9.57270
      10/25/2012          4.78076         6.78076        9.58076
      11/25/2012          4.78791         6.78791        9.58791
      12/25/2012          4.79430         6.79430        9.59430
       1/25/2013          4.80189         6.80189        9.60189
       2/25/2013          4.80769         6.80769        9.60769
       3/25/2013          4.81534         6.81534        9.61534
       4/25/2013          4.82315         6.82315        9.62315
       5/25/2013          4.82828         6.82828        9.62828
       6/25/2013          4.83527         6.83527        9.63527
       7/25/2013          4.84305         6.84305        9.64305
       8/25/2013          4.84838         6.84838        9.64838
       9/25/2013          4.85558         6.85558        9.65558
      10/25/2013          4.86319         6.86319        9.66319
      11/25/2013          4.87088         6.87088        9.67088
      12/25/2013          4.87775         6.87775        9.67775
       1/25/2014          4.88378         6.88378        9.68378
       2/25/2014          4.88967         6.88967        9.68967
       3/25/2014          4.89697         6.89697        9.69697
       4/25/2014          4.90386         6.90386        9.70386
       5/25/2014          4.90906         6.90906        9.70906
       6/25/2014          4.91524         6.91524        9.71524
       7/25/2014          4.92190         6.92190        9.72190
       8/25/2014          4.92707         6.92707        9.72707
       9/25/2014          4.93395         6.93395        9.73395
      10/25/2014          4.93924         6.93924        9.73924
      11/25/2014          4.94745         6.94745        9.74745
      12/25/2014          4.95182         6.95182        9.75182
       1/25/2015          4.95850         6.95850        9.75850
       2/25/2015          4.96382         6.96382        9.76382
       3/25/2015          4.97185         6.97185        9.77185
       4/25/2015          4.97689         6.97689        9.77689
       5/25/2015          4.98334         6.98334        9.78334
       6/25/2015          4.99045         6.99045        9.79045
       7/25/2015          4.99574         6.99574        9.79574
       8/25/2015          5.00266         7.00266        9.80266
       9/25/2015          5.01017         7.01017        9.81017
      10/25/2015          5.01752         7.01752        9.81752
      11/25/2015          5.02650         7.02650        9.82650
      12/25/2015          5.03081         7.03081        9.83081
       1/25/2016          5.03820         7.03820        9.83820
       2/25/2016          5.04504         7.04504        9.84504
       3/25/2016          5.04822         7.04822        9.84822
       4/25/2016          5.05390         7.05390        9.85390
       5/25/2016          5.05960         7.05960        9.85960
       6/25/2016          5.06185         7.06185        9.86185
       7/25/2016          5.06637         7.06637        9.86637
       8/25/2016          5.07000         7.07000        9.87000
       9/25/2016          5.07332         7.07332        9.87332
      10/25/2016          5.07897         7.07897        9.87897
      11/25/2016          5.08480         7.08480        9.88480
      12/25/2016          5.08775         7.08775        9.88775
       1/25/2017          5.09414         7.09414        9.89414
       2/25/2017          5.09681         7.09681        9.89681
       3/25/2017          5.10121         7.10121        9.90121
       4/25/2017          5.10564         7.10564        9.90564
       5/25/2017          5.11049         7.11049        9.91049
       6/25/2017          5.11334         7.11334        9.91334
       7/25/2017          5.11779         7.11779        9.91779
       8/25/2017          5.12155         7.12155        9.92155
       9/25/2017          5.12605         7.12605        9.92605
      10/25/2017          5.13251         7.13251        9.93251
      11/25/2017          5.13638         7.13638        9.93638
      12/25/2017          5.14029         7.14029        9.94029
       1/25/2018          5.14545         7.14545        9.94545
       2/25/2018          5.14761         7.14761        9.94761
       3/25/2018          5.15150         7.15150        9.95150
       4/25/2018          5.15440         7.15440        9.95440
       5/25/2018          5.15735         7.15735        9.95735
       6/25/2018          5.15918         7.15918        9.95918
       7/25/2018          5.16256         7.16256        9.96256
       8/25/2018          5.16187         7.16187        9.96187
       9/25/2018          5.16583         7.16583        9.96583
      10/25/2018          5.17059         7.17059        9.97059
      11/25/2018          5.17382         7.17382        9.97382
      12/25/2018          5.17606         7.17606        9.97606
       1/25/2019          5.17933         7.17933        9.97933
       2/25/2019          5.18029         7.18029        9.98029
       3/25/2019          5.18304         7.18304        9.98304
       4/25/2019          5.18508         7.18508        9.98508
       5/25/2019          5.18399         7.18399        9.98399
       6/25/2019          5.18504         7.18504        9.98504
       7/25/2019          5.18603         7.18603        9.98603
       8/25/2019          5.18401         7.18401        9.98401
       9/25/2019          5.18558         7.18558        9.98558
      10/25/2019          5.18784         7.18784        9.98784
      11/25/2019          5.18979         7.18979        9.98979
      12/25/2019          5.19062         7.19062        9.99062
       1/25/2020          5.19067         7.19067        9.99067
       2/25/2020          5.19112         7.19112        9.99112
       3/25/2020          5.19273         7.19273        9.99273
       4/25/2020          5.19099         7.19099        9.99099
       5/25/2020          5.19079         7.19079        9.99079
       6/25/2020          5.19057         7.19057        9.99057
       7/25/2020          5.18815         7.18815        9.98815
       8/25/2020          5.18729         7.18729        9.98729
       9/25/2020          5.18676         7.18676        9.98676
      10/25/2020          5.18665         7.18665        9.98665
      11/25/2020          5.18838         7.18838        9.98838
      12/25/2020          5.18594         7.18594        9.98594
       1/25/2021          5.18756         7.18756        9.98756
       2/25/2021          5.18652         7.18652        9.98652
       3/25/2021          5.18806         7.18806        9.98806
       4/25/2021          5.18694         7.18694        9.98694
       5/25/2021          5.18765         7.18765        9.98765
       6/25/2021          5.18756         7.18756        9.98756
       7/25/2021          5.18705         7.18705        9.98705
       8/25/2021          5.18799         7.18799        9.98799
       9/25/2021          5.18590         7.18590        9.98590
      10/25/2021          5.18713         7.18713        9.98713
      11/25/2021          5.18680         7.18680        9.98680
      12/25/2021          5.18496         7.18496        9.98496
       1/25/2022          5.18569         7.18569        9.98569
       2/25/2022          5.18414         7.18414        9.98414
       3/25/2022          5.18479         7.18479        9.98479
       4/25/2022          5.18389         7.18389        9.98389
       5/25/2022          5.18441         7.18441        9.98441
       6/25/2022          5.18193         7.18193        9.98193
       7/25/2022          5.18240         7.18240        9.98240
       8/25/2022          5.18204         7.18204        9.98204
       9/25/2022          5.18017         7.18017        9.98017
      10/25/2022          5.18013         7.18013        9.98013
      11/25/2022          5.17999         7.17999        9.97999
      12/25/2022          5.17724         7.17724        9.97724
       1/25/2023          5.17816         7.17816        9.97816
       2/25/2023          5.17533         7.17533        9.97533
       3/25/2023          5.17474         7.17474        9.97474
       4/25/2023          5.17409         7.17409        9.97409
       5/25/2023          5.17370         7.17370        9.97370
       6/25/2023          5.17144         7.17144        9.97144
       7/25/2023          5.17100         7.17100        9.97100
       8/25/2023          5.16974         7.16974        9.96974
       9/25/2023          5.16808         7.16808        9.96808
      10/25/2023          5.16782         7.16782        9.96782
      11/25/2023          5.16529         7.16529        9.96529
      12/25/2023          5.16354         7.16354        9.96354
       1/25/2024          5.16318         7.16318        9.96318
       2/25/2024          5.16022         7.16022        9.96022
       3/25/2024          5.15983         7.15983        9.95983
       4/25/2024          5.15889         7.15889        9.95889
       5/25/2024          5.15540         7.15540        9.95540
       6/25/2024          5.15454         7.15454        9.95454
       7/25/2024          5.15385         7.15385        9.95385
       8/25/2024          5.15057         7.15057        9.95057
       9/25/2024          5.14918         7.14918        9.94918
      10/25/2024          5.14768         7.14768        9.94768
      11/25/2024          5.14608         7.14608        9.94608
      12/25/2024          5.14369         7.14369        9.94369
       1/25/2025          5.14099         7.14099        9.94099
       2/25/2025          5.13872         7.13872        9.93872
       3/25/2025          5.13780         7.13780        9.93780
       4/25/2025          5.13596         7.13596        9.93596
       5/25/2025          5.13269         7.13269        9.93269
       6/25/2025          5.13091         7.13091        9.93091
       7/25/2025          5.12934         7.12934        9.92934
       8/25/2025          5.12628         7.12628        9.92628
       9/25/2025          5.12508         7.12508        9.92508
      10/25/2025          5.12229         7.12229        9.92229
      11/25/2025          5.12236         7.12236        9.92236
      12/25/2025          5.11847         7.11847        9.91847
       1/25/2026          5.11760         7.11760        9.91760
       2/25/2026          5.11529         7.11529        9.91529
       3/25/2026          5.11545         7.11545        9.91545
       4/25/2026          5.11231         7.11231        9.91231
       5/25/2026          5.11109         7.11109        9.91109
       6/25/2026          5.11014         7.11014        9.91014
       7/25/2026          5.10743         7.10743        9.90743
       8/25/2026          5.10656         7.10656        9.90656
       9/25/2026          5.10491         7.10491        9.90491
      10/25/2026          5.10294         7.10294        9.90294
      11/25/2026          5.10237         7.10237        9.90237
      12/25/2026          5.09898         7.09898        9.89898
       1/25/2027          5.09853         7.09853        9.89853
       2/25/2027          5.09592         7.09592        9.89592
       3/25/2027          5.09582         7.09582        9.89582
       4/25/2027          5.09317         7.09317        9.89317
       5/25/2027          5.09236         7.09236        9.89236
       6/25/2027          5.09079         7.09079        9.89079
       7/25/2027          5.08889         7.08889        9.88889
       8/25/2027          5.08838         7.08838        9.88838
       9/25/2027          5.08506         7.08506        9.88506
      10/25/2027          5.08467         7.08467        9.88467
      11/25/2027          5.08414         7.08414        9.88414
      12/25/2027          5.08013         7.08013        9.88013
       1/25/2028          5.08014         7.08014        9.88014
       2/25/2028          5.07863         7.07863        9.87863
       3/25/2028          5.07646         7.07646        9.87646
       4/25/2028          5.07539         7.07539        9.87539
       5/25/2028          5.07462         7.07462        9.87462
       6/25/2028          5.07209         7.07209        9.87209
       7/25/2028          5.07138         7.07138        9.87138
       8/25/2028          5.06991         7.06991        9.86991
       9/25/2028          5.06812         7.06812        9.86812
      10/25/2028          5.06771         7.06771        9.86771
      11/25/2028          5.06518         7.06518        9.86518
      12/25/2028          5.06346         7.06346        9.86346
       1/25/2029          5.06312         7.06312        9.86312
       2/25/2029          5.06033         7.06033        9.86033
       3/25/2029          5.05972         7.05972        9.85972
       4/25/2029          5.05836         7.05836        9.85836
       5/25/2029          5.05734         7.05734        9.85734
       6/25/2029          5.05562         7.05562        9.85562
       7/25/2029          5.05561         7.05561        9.85561
       8/25/2029          5.05211         7.05211        9.85211
       9/25/2029          5.05154         7.05154        9.85154
      10/25/2029          5.05089         7.05089        9.85089
      11/25/2029          5.04916         7.04916        9.84916
      12/25/2029          5.04716         7.04716        9.84716
       1/25/2030          5.04657         7.04657        9.84657
       2/25/2030          5.04425         7.04425        9.84425
       3/25/2030          5.04405         7.04405        9.84405
       4/25/2030          5.04340         7.04340        9.84340
       5/25/2030          5.04036         7.04036        9.84036
       6/25/2030          5.03985         7.03985        9.83985
       7/25/2030          5.03959         7.03959        9.83959
       8/25/2030          5.03690         7.03690        9.83690
       9/25/2030          5.03589         7.03589        9.83589
      10/25/2030          5.03477         7.03477        9.83477
      11/25/2030          5.03360         7.03360        9.83360
      12/25/2030          5.03172         7.03172        9.83172
       1/25/2031          5.02956         7.02956        9.82956
       2/25/2031          5.02782         7.02782        9.82782
       3/25/2031          5.02743         7.02743        9.82743
       4/25/2031          5.02624         7.02624        9.82624
       5/25/2031          5.02369         7.02369        9.82369
       6/25/2031          5.02260         7.02260        9.82260
       7/25/2031          5.02177         7.02177        9.82177
       8/25/2031          5.01954         7.01954        9.81954
       9/25/2031          5.01871         7.01871        9.81871
      10/25/2031          5.01615         7.01615        9.81615
      11/25/2031          5.01634         7.01634        9.81634
      12/25/2031          5.01270         7.01270        9.81270
       1/25/2032          5.01196         7.01196        9.81196
       2/25/2032          5.01014         7.01014        9.81014
       3/25/2032          5.00966         7.00966        9.80966
       4/25/2032          5.00708         7.00708        9.80708
       5/25/2032          5.00627         7.00627        9.80627
       6/25/2032          5.00472         7.00472        9.80472
       7/25/2032          5.00283         7.00283        9.80283
       8/25/2032          5.00228         7.00228        9.80228
       9/25/2032          4.99901         6.99901        9.79901
      10/25/2032          4.99855         6.99855        9.79855
      11/25/2032          4.99794         6.99794        9.79794
      12/25/2032          4.99396         6.99396        9.79396
       1/25/2033          4.99387         6.99387        9.79387
       2/25/2033          4.99133         6.99133        9.79133
       3/25/2033          4.99085         6.99085        9.79085
       4/25/2033          4.98894         6.98894        9.78894
       5/25/2033          4.98836         6.98836        9.78836
       6/25/2033          4.98507         6.98507        9.78507
       7/25/2033          4.98458         6.98458        9.78458
       8/25/2033          4.98330         6.98330        9.78330
       9/25/2033          4.98069         6.98069        9.78069
      10/25/2033          4.97982         6.97982        9.77982
      11/25/2033          4.97884         6.97884        9.77884
      12/25/2033          4.97554         6.97554        9.77554
       1/25/2034          4.97566         6.97566        9.77566
       2/25/2034          4.97235         6.97235        9.77235
       3/25/2034          4.97121         6.97121        9.77121
       4/25/2034          4.97000         6.97000        9.77000
       5/25/2034          4.96906         6.96906        9.76906
       6/25/2034          4.96642         6.96642        9.76642
       7/25/2034          4.96553         6.96553        9.76553
       8/25/2034          4.96389         6.96389        9.76389
       9/25/2034          4.96193         6.96193        9.76193
      10/25/2034          4.96129         6.96129        9.76129
      11/25/2034          4.95859         6.95859        9.75859
      12/25/2034          4.95668         6.95668        9.75668
       1/25/2035          4.95607         6.95607        9.75607
       2/25/2035          4.95311         6.95311        9.75311
       3/25/2035          4.95224         6.95224        9.75224
       4/25/2035          4.95063         6.95063        9.75063
       5/25/2035          4.94933         6.94933        9.74933
       6/25/2035          4.94735         6.94735        9.74735
       7/25/2035          4.94667         6.94667        9.74667
       8/25/2035          4.94362         6.94362        9.74362
       9/25/2035          4.94193         6.94193        9.74193
      10/25/2035          4.94030         6.94030        9.74030


Requested runs for the AV1 class:

At forward LIBOR + 200, the WAC cap is reached. At forward LIBOR + 480, the bond breaks (coupon shortfalls occur that are not paid back, resulting in a price less than par).

Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

Average life of the M4 class in the following scenarios:

Base                                 5.1
+100                                 8.4
+200                                 9.5
+300                                 11.0


Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.